Exhibit 10.52

Amending Deed Poll - Convertible Notes Deed Poll

Dated      19 October 2023

Vast Solar Pty Ltd (ACN 136 258 574) (“Company”)

in favour of each “Noteholder” (as described in the Convertible Notes Deed Poll)

[***]

T [***]

F [***]

[***]

[***]

Amending Deed Poll - Convertible Notes Deed Poll

Contents

Details	1

General terms	2

1	Definitions and interpretation	2

1.1	Definitions	2

1.2	Interpretation	2

2	Amendment	2

3	Confirmation and acknowledgement	2

3.1	Conflict	2

4	Governing law	2

Signing page	3

Annexure A - Convertible Notes Deed Poll	4

Amending Deed Poll - Convertible Notes Deed Poll	i

Amending Deed Poll - Convertible Notes Deed Poll

Details

Parties	Company
Company	Name	Vast Solar Pty Ltd

	ACN	136 258 574

	Address	[***] [***] [***]
	Email	[***]

	Attention	Alec Waugh
Date of Amending Deed Poll	See Signing page

Recitals	1.	The Company entered into the Existing Convertible Note Deed Poll on 14 February 2023, in favour of each Noteholder (as defined in the Convertible Note Terms).

	2.	Pursuant to clause 6.5(a) of the Existing Convertible Note Deed Poll, the Company proposes to amend the Existing Convertible Note Deed Poll and Convertible Note Terms.

	3.	The Company has received written authorisation from each Noteholder to amend Existing Convertible Note Deed Poll.

Amending Deed Poll - Convertible Notes Deed Poll	1

Amending Deed Poll - Convertible Notes Deed Poll

General terms

1	Definitions and interpretation

1.1	Definitions

These meanings apply unless the contrary intention appears:

Convertible Notes Deed Poll means the Existing Convertible Note Deed Poll as amended by this deed poll and set out in Annexure A.

Convertible Note Terms means the terms and conditions set out in Schedule 2 and Schedule 3 of the Convertible Note Deed Poll.

Effective Date means the date of this deed poll.

Existing Convertible Notes Deed Poll means the document entitled “Convertible Notes Deed Poll” dated 14 February 2023 executed by the Company in favour of the Noteholders.

Noteholder has the meaning given to the term in the Convertible Note Terms.

1.2	Interpretation

Clause 2 (“Interpretation”) of Schedule 1 of the Convertible Note Deed Poll applies to this deed poll as if set out in full except that references to “this Note Deed Poll” are to be read as references to “this deed poll”.

2	Amendment

On and from the Effective Date, the Existing Convertible Note Deed Poll is amended as set out in Annexure A to this deed poll.

3	Confirmation and acknowledgement

3.1	Conflict

If there is a conflict between the Existing Convertible Note Deed Poll and this deed poll, the terms of this deed poll prevail.

4	Governing law

This deed poll is governed by the law in force in New South Wales and the Company and each Noteholder submit to the non-exclusive jurisdiction of the courts of that place.

EXECUTED as a deed poll in favour of the Noteholders.

Amending Deed Poll - Convertible Notes Deed Poll	2

Amending Deed Poll - Convertible Notes Deed Poll

Signing page

DATED: 19 October 2023

Signed, sealed and delivered by Vast Solar Pty. Ltd. in accordance with section 127 of the Corporations Act 2001 (Cth) by:
/s/ Craig Wood	/s/ Colin R. Sussman
Signature of director	Signature of director/secretary
Craig Wood	Colin R. Sussman
Name of director (print)	Name of director/secretary (print)

Amending Deed Poll - Convertible Notes Deed Poll	3

Amending Deed Poll - Convertible Notes Deed Poll

Annexure A - Convertible Notes Deed Poll

Amending Deed Poll - Convertible Notes Deed Poll	4